UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported)     July 6, 2005
                                                          ----------------------

                               Semtech Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-6395                                            95-2119684
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(Commission File Number)                       (IRS Employer Identification No.)

            200 Flynn Road
         Camarillo, California                                 93012-8790
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(Address of Principal Executive Offices)                        (Zip Code)

                                  805-498-2111
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events
           ------------

           On July 6, 2005, the Registrant issued a press release regarding its stock repurchase program. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

           (c) Exhibits
               --------

               Exhibit 99.1  Press Release of the Registrant dated July 6, 2005.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2005                                   SEMTECH CORPORATION


                                                     By: /s/ David G. Franz, Jr.
                                                         -----------------------
                                                         David G. Franz, Jr.
                                                         Chief Financial Officer

INDEX TO EXHIBITS


Exhibit Number             Description of Document
--------------             -----------------------

99.1                       Press Release of the Registrant dated July 6, 2005